                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-38151 and 333-38147) of Cholestech Corporation of our report dated April 23, 1998, appearing on page F-2 of this Form 10-K/A.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 26, 1998